First Midwest Bancorp
Annual Stockholders Meeting
May 19, 2010

`

Michael L. Scudder
President and CEO

Items Of Business
I. Election of Directors

II. Appointment of Independent Auditors
III. Approval of Amendments to and the Restatement and
 Renewal of the Stock and Incentive Plan

IV. Advisory Vote on Executive Compensation

Matters Of Record
  March 26, 2010 Record Date

  Certified List of Stockholders
  No Stockholder Nominations or Proposals Filed

Continuing Directors
Serving Until 2011
Thomas M. Garvin
Retired President and CEO
G.G. Products Company
(Food Business Acquirer)
 Director Since: 1998
 Committee(s): Compensation and
  Nominating and
  Corporate Governance
John E. Rooney
President and CEO
U.S. Cellular Corporation
(Cellular Communications Provider)
 Director Since: 2005
 Committee(s): Audit
Ellen A. Rudnick
Executive Director
Michael Polsky Center for Entrepreneurship
University of Chicago Booth School of Business
(Graduate School of Business)
 Director Since: 2005
 Committee(s): Advisory, Audit and
  Nominating and
   Corporate Governance
John F. Chlebowski, Jr.
Retired President and CEO
Lakeshore Operating Partners, LLC
(Bulk Liquid Distribution Firm)
 Director Since: 2007
 Committee(s): Advisory and Audit

Continuing Directors
Serving Until 2012
 Bruce S. Chelberg
 Retired Chairman and CEO
 Whitman Corporation
 (Diversified Multinational Holding Company)
  Director Since: 1989
  Committee(s):  Advisory, Audit and
      Nominating and

   Corporate Governance
Joseph W. England
Retired Senior Vice President
Deere & Company
(Mobile Power Equipment Manufacturer)
 Director Since: 1986
 Committee(s): Advisory and Audit
 Robert P. O’Meara
 Chairman of the Board
 First Midwest Bancorp, Inc.
  Director Since: 1982
  Committee(s): Advisory
 Barbara A. Boigegrain
 General Secretary and CEO
 General Board of Pension and Health Benefits
 Of The United Methodist Church
 (Pension, Health and Welfare Benefit Trustee
  and Administrator)
  Director Since: 2008
  Committee(s): Audit and Compensation
Thomas J. Schwartz
President and CEO
First Midwest Bank
 Director Since: 2008

Vote For Director Nominees
To Serve Until 2013
Patrick J. McDonnell
President and CEO
The McDonnell Company LLC
(Business Consulting Company)
 Director Since: 2002
 Committee(s): Audit and Nominating and
   Corporate Governance
Michael L. Scudder
President and CEO
First Midwest Bancorp, Inc.
 Director Since: 2008
 Committee(s): Advisory
 Brother James Gaffney, FSC
 President
 Lewis University
 (Independent Private Institution of Higher Education)
  Director Since: 1998
  Committee(s):  Advisory, Compensation,
    and Nominating and
      Corporate Governance
John L. Sterling
President and Owner
Sterling Lumber Company
(Lumber Distributor)
 Director Since: 1998
 Committee(s): Compensation
J. Stephen Vanderwoude
Retired Chairman and CEO
Madison River Communications
(Operator of Rural Telephone Companies)
 Director Since: 1991
 Committee(s): Advisory, Compensation,
   and Nominating and
   Corporate Governance

Omnibus Stock and Incentive Plan

Forward Looking Statements
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

Non-GAAP Disclaimer
 This presentation contains GAAP financial measures and, where management believes it to be helpful in understanding the Company’s results of operations or financial position, non-GAAP financial measures. Where non-GAAP financial measures are used, the most directly comparable GAAP financial measure, as well as the reconciliation to the most directly comparable GAAP financial measure can be found in the Company’s current quarter earnings release or Quarterly Report on
 Form 10-Q which can be found on the Company’s website at
 www.firstmidwest.com/secfilings. Non-GAAP financial measures in this presentation include pre-tax, pre-provision core operating earnings and pre-tax, pre-provision return on risk weighted average assets. Both of these measures are useful in understanding the performance and trends of the Company’s core franchise over time without respect to investment securities gains/losses, taxes, provisions expense and OREO losses, each of which can significantly vary from quarter to quarter, and therefore may distort the Company’s underlying performance.

Presentation Index
  Who We Are

  The Operating Environment

  Our Performance

  Our 2010 Priorities

  Closing

Who We Are

A Premier Community Bank

A Premier Bank	Premier Bank For Commercial	Premier Bank For Retail
$7.6 Billion Assets $5.9 Billion Deposits $5.3 Billion Loans $3.9 Billion Trust/Investment AUM/C 90% Suburban Chicago	7 Business Lines 25,000 Commercial Relationships 1,600 Trust Relationships 200 Relationship Managers Tenured Sales Force And Market Presence	225,000 Retail Relationships 1,000 Bankers 96 Offices 8th Largest Distribution Network Suburban MSA* 9th In Suburban MSA Market Share*
*SNL Market Share data 5/11/10. Suburban defined as Chicago MSA minus City of Chicago

Who We Are
90%
Suburban
Chicago

The Operating Environment

The Environment: What We Expected
  Significant Economic Challenges

  Credit Quality Under Strain

  Elevated Regulatory Activity

All Creating Operating Headwinds

	Employment	Single Family Starts	Housing Prices	Industrial Production
12/2007	0.6%	(41.1%)	(4.5%)	1.53%
12/2008	(2.1%)	(62.8%)	(14.3%)	(5.84%)
3/2009	(3.3%)	(63.6%)	(18.6%)	(11.53%)
6/2009	(4.5%)	(60.0%)	(16.73%)	(13.38%)
9/2009	(4.9%)	(50.4%)	(10.6%)	(10.8%)
12/2009	(4.4%)	(21.6%)	(7.2%)	(6.4%)
2/2010	(4.5%)	15.16%	(3.0%)	(1.1%)

Source: Moody’s economy.com, adversity index
Period Of Economic Challenge
(Chicago MSA)
Falling Through 2009, Hopeful Signs Of Recovery

05 19 10 8 42
Chicago Metro
 Unemployment Remains at
10.9%
Unemployment Still High

Source: Tracey Cross and Associates
Down 85% From Peak
Falling Production Housing Sales
Illiquidity and Lower Valuations Impacted
Credit Performance
Units

Emerging Trends
Positive Signs, But Risk Remains
Positive
  Improved Consumer Spending

  Stabilizing Housing/Employment

  Increased Business Spending

  Banking Sector Trends

Negative
  Construction Remains Weak,
 Stress Moving To Other Areas

  Foreclosure Activity High

  Unemployment Still Elevated

Regulatory Activity
  Unprecedented Support

  Highly Politicized

  Potential For Significant Reform and Change
  Regulatory Oversight and Roles (Consumer Protection, FDIC
 vs. FRB)
  Capital Levels (Basel III)
  Financial Markets (Derivatives)
  75 Major Regulatory Notifications Of Rule Changes

Our Performance

We Executed Our 2009 Plan
  Proactively Remediated Credit

  Prudently Managed Capital
  Leveraged Performance To Address Headwinds

  Strengthened Core Business

2009 Performance
  Influenced By Historic Severity Of Environment
  Weakening Credit Conditions
  Illiquid And Falling Real Estate Markets
  Warranted Difficult But “Right” Long Term Decisions
  Increased Reserves, Strengthened Capital
  Aligned Problem Asset Carrying Values
  Allocated Resources To Remediation

2009 Performance
  Net Loss Of $ 25.8 Million
  Largely Driven By Addressing Asset Quality
  Non Performing Assets Of $336 million
  Net Charge Offs Of $165 million
  Foreclosed Real Estate Losses Of $19 million
  Loan Loss Reserves Increased $50 million To 2.78% of Loans
  Lessened By Solid Operating Performance

PTPP Financial Performance(1)
($ in mm’s)	2009	2008	Change
PTPP Core Operating Earnings(1)	$131.4	$153.8	-15%
PTPP Return to RWA Average Assets	2.10%	2.33%	-10%
Net Interest Margin	3.72%	3.61%	+3%
Average Earning Assets	$7,282	$7,440	-2%
Loans	$5,203	$5,360	-3%
Average Transactional Deposits	$3,734	$3,559	+5%
Tier 1 Common to RWA	7.56%	6.79%	+11%
  PTPP Core Operating Earnings represents income excluding taxes, provision for loan losses, securities gains or losses, the one-time special FDIC assessment in 2008, and losses realized on other real estate owned.
Please refer to the company’s website for a reconcilement to the most directly comparable GAAP financial measure

Solid PTPP Earnings, Deposit Growth,
Continued Lending And Stronger Capital

1Q10 Financial Performance
($ in mm’s)	1Q10	1Q09	Change
Net Income	$8.1	$5.7	+41%
PTPP Core Operating Earnings(1)	$31.6	$36.7	-14%
Net Interest Margin	4.28%	3.67%	+61%
Loan Loss Provision	$18.4	$48.4	-62%
Loans	$5,196	$5,387	-4%
Average Transactional Deposits	$3,917	$3,439	+14%
Tier 1 Common to RWA	10.81%	7.04%	+54%

Continued Core Performance

  PTPP Core Operating Earnings represents income excluding taxes, provision for loan losses, securities gains or losses, and losses realized on other real estate owned.
Please refer to the company’s website for a reconcilement to the most directly comparable GAAP financial measure

05 19 10 8 42

Source: FMBI based on internal data; peer data from SNL Financial
  2009 Chicago Peers based on median of PVTB, OSBC, AMFI, MBHI, WTFC, MBFI, TAYC. (2)  2009 Metro Peers based on median of CBSH, FULT, CFR, SUSQ, VLY, FCF, WTNY, ONB,
 AMFI, BOKF, WTFC, MBFI
Please refer to the company’s website for a reconcilement to the most directly comparable GAAP financial measure
History of Solid Core Operating
Performance

2.09%
1.98%
1.98%
2.13%
1.51%
1.54%
0.75%
1.25%
1.75%
2.25%
2.75%
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
1Q10
Pre-Tax, Pre-Provision Earnings / RWA

By Addressing Capital And Credit,
Focus Turns To Our Strength: Our Core Business
Stock Price Up 72% Year Over Year
	Stock Price Increase
	YTD	1 Yr
First Midwest	40%	72%
SNL Bank Index (1)	22%	24%
NASDAQ Bank Index	25%	20%
Source: SNL Financial and FactSet. Market Data as of 4/30/10
(1) All Banks $5-10 billion

Our Performance:
Navigating An Adverse Credit Cycle

05 19 10 8 42

  ~95% In Footprint
  Diversified And Granular
  Majority With Personal Guarantees
  Stress Largely In Construction
C&I
32%
Office, Retail &
Industrial 23%
Residential
Construction
& Land 6%
Commercial
Construction &
Land 4%
Multi-family
6%
Other CRE
16%
Commercial Loans = $4.5bn, 87%
Note: Loan data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
Our Loan Portfolio: $5.3 Billion
Reflects Our Markets And Communities

Consumer
13%
Commercial
87%

05 19 10 8 42
38
Asset Remediation
Field Remediation
FTEs: 27
Special Assets
FTEs: 12
Liquidation
FTEs: 10
Accounting / Control
FTEs: 9
58 FTE’s with Senior
Management Oversight
Significant Focus Driving
Significant Focus Driving
Lower Delinquencies And Problem Assets
Lower Delinquencies And Problem Assets
Investment In Remediation

05 19 10 8 42
39
$153.2
$128.2
$64.2
$50.3
$42.0
$36.0
Delinquency Trends Improving
Remediation Efforts Have Resulted In
Much Greater Control Over Delinquencies

(in mm’s)

05 19 10 8 42
40
Non-Accrual Loans + 90 Days Past Due (in mm’s)
Note: Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ended 31-Dec-09.
$164.7
$257.5
$263.3
$262.8
$248.3
$224.1
Stabilizing Problem Assets

05 19 10 8 42
41
Net Charge-Offs (in mm’s)
Note: Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ended 31-Dec-09.
$82.5
$31.3
$24.7
$26.3
$18.3
$18.4
Improving Charge Off Levels

  Economic Conditions Still Challenging
  Stress Away From Construction
  Migrating To Liquidation
While Improved, Credit Challenges
Remain

  Reviewing Multiple Strategies
  Levering Multiple Sources: Appraisers, Consultants,
 Market Knowledge
  Aligning Values
  Progress Being Made
  Market Liquidity Improving
  1Q10 = $28mm in ORE and Problem Loan Sales
Migrating To Liquidation

Economic Trade Off = Speed Of Disposition

Our Performance

Managing Capital

05 19 10 8 42
45
Source: FMBI based on internal data.
Note: Basis point impact shown on 4Q09 RWA. Impact of equity offering net of 5% underwriting discount.
¹ Annual amount of Tier 1 Common generated based on FMBI’s shares outstanding at the end of each quarter times $0.22 per share.
Steps To Strengthen Capital

05 19 10 8 42
Solid Capital Foundation

17.2%
15.2%
13.1%
10.8%
Well Capitalized
Peer Rank	Chicago (1)	1/6	1/6	1/6	1/6
	Metro (2)	5/14	1/14	2/14	2/14
  2010 Chicago Peers include OSBC, PVTB, MBHI, WTFC, MBFI, TAYC
  Metro Peers Include CBSH, MBFI, FULT, CFR, SUSQ, VLY, WTNY, UMPQ, FCF, ONB, CATY, FMER, WTFC, PVTB

  Established Market Confidence

  Ensures Ability To Meet Our Client Needs

  Pursue Remediation Responsibly

  Position To Benefit From Market Opportunities

  Pursue Repayment Of TARP, As Appropriate

Benefits

05 19 10 8 42
Capital Considerations
  Repayment Of TARP Capital
  Received $193 million in December 2008
  January 2010 Equity Offering/TARP: 107%
  Accepted and Viewed As Insurance
  Requires Regulatory Approval

  Dividend Restoration

Influenced By Profitability,
Capital Levels And Credit Improvement

Our Performance

Strengthening Core Business

Strengthening Our Business

  Our People

  Our Delivery

  Our Markets

Our People And Our Service
  Focus On Communication, Coaching and Accountability
  Equates To Higher Engagement: 97%

  Greater Client Outreach
  16,000 Financial First Aid Kits
  1,200 Client Relationship Plans

  Increased Customer Satisfaction
  Improved Retention: up 13%
  Improved Needs Met: up 15%

Sources: 97% understand our mission 2009 Kenexa Employee Survey and internal account analysis

Client Satisfaction
  Nationally Recognized
 Provider In Client
 Satisfaction

  Clients Recognize Us For:

  Professionalism &
 Friendliness

  Locations

  Products/Services

Our Delivery
  Website Redesign

  Commercial Account Opening

  Upgrading ATM Network

  Branch Network Refinement and Efficiency

  Call Center Enhancements

Investment In Our Internet Platform
A Key Element In Today’s Online Banking World

Upgrades Provide For:
 Easier Navigation
 Streamlined Account Opening

Encouraging Results:
 34% Increase In Web Usage
 115% Increase In Applications

Strengthening Our Business
Market Opportunities

05 19 10 8 42
Market Disruption
  Environment Creates Opportunities

  Within Chicago Market
  25 Failures Since Start Of 2009
  35 Institutions ($24 Billion) With Texas Ratio > 100%
  Well Positioned To Benefit
  Strong Reputation: In Marketplace 70+ Years
  Tenured Sales Force
  Experienced Management

05 19 10 8 42
FDIC Opportunities
  Selective Criteria
  Insulate From Legacy Remediation
  Strategically And Financially Accretive

  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Integration Experience

  Becoming More Competitive

Acquisition	Date Acq.	Dep	% Core (1)	Lns	Loss Share	# Loc	Pre Tax Gain
First DuPage	4Q09	$229	26%	$226	80/20	1	$13
Peotone Bank And Trust	2Q10	$84	49%	$56	80/20	2	$3
Total		$313		$282		3	$16
Acquisitions Made
(1) Defined as total deposits less time deposits
Added To Our Footprint,
Self Funding And Accretive

Our 2010 Priorities

Shareholder
Value
2010 Plan Priorities

In Closing
  2010: Year Of Opportunity And Challenge

  Priorities Centered On The Long Term Interests Of
 Our Stockholders
  Well Positioned To Benefit From A Return To
 Economic Stability and Market Focus On Earnings
 Strength

Thank You
  Stockholders

  Clients

  Directors

  Officers

  Staff

In First Midwest Bancorp, Inc.

Questions